                               FIRST AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDMENT ("Amendment"), dated December 5, 2000, and effective as of September 30, 2000, is made by and among SCHULER HOMES, INC., a Delaware corporation (the "Borrower"), the banks from time to time party to this Agreement (collectively referred to as the "Banks", and individually referred to as a "Bank"), FIRST HAWAIIAN BANK, a Hawaii corporation, as administrative and syndication agent for the Banks (the "Administrative Agent"), and BANK OF AMERICA, N.A., a national banking association, as documentation agent for the Banks (the "Documentation Agent", the Administrative Agent and the Documentation Agent are collectively referred to as the "Agents").


                          W I T N E S S E T H   T H A T:

         WHEREAS, the Borrower, the Banks and the Agents entered into that certain Third Amended and Restated Credit Agreement dated September 30, 1999, effective October 1, 1999 (the "Credit Agreement") relating to a revolving credit facility (the "Credit Facility") in the principal amount of US$170,000,000.00 (the "Commitment") made available to the Borrower by the Banks; and

         WHEREAS, in connection therewith, the Borrower, the Banks and the Agents executed certain Loan Documents (as defined in the Credit Agreement); and

         WHEREAS, the Borrower has requested that the Banks and the Agents amend the terms of the Credit Agreement to increase the level of a certain type of Permitted Investment (as defined in the Credit Agreement) from $10,000,000 to $25,000,000 and to include the new subsidiaries of the Borrower as Guarantors; and

         WHEREAS, the Banks and the Agents are willing to comply with such request, upon and subject to the terms and conditions hereinafter set forth; and

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Credit Agreement.

2. REPRESENTATIONS AND WARRANTIES. As an essential inducement to the Banks and the Agents to execute this Amendment, the Borrower hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Article 5 of the Credit Agreement.

3. AMENDMENT OF LOAN DOCUMENTS. The Loan Documents are hereby amended as follows:

               (a) Section (f) of the definition of "Permitted Investment" shall be amended in its entirety as follows:

                           (f) the investment (including advances and
                  guaranties) in unconsolidated Subsidiaries of the Borrower or joint ventures (in which the Borrower or its Subsidiaries is a joint venture partner) which are involved in home building in the principal markets of the Borrower or its Subsidiaries, provided such investment shall not exceed $25,000,000 in the aggregate subsequent to December 31, 1997, which shall include the acquisition of a 49% interest in Reilly Homes Madison, LLC, a Delaware limited liability company, a 49% interest in Reilly Carlsbad, LLC, a Delaware limited liability company, a 24.5% interest in Venturanza Del Verde, LLC, a Delaware limited liability company, a 50% interest in Fairway Farms, LLC, a Delaware limited liability company and a 50% interest in PH-Reilly Orange Groves, LLC, a Delaware limited liability company.

               (b) The definition of "Guarantor" in the Credit Agreement shall be amended to include Schuler Homes of Arizona, LLC, SHLR of California, Inc., Schuler Mortgage, Inc., and SHA Construction LLC.

4. DELIVERY OF RELATED DOCUMENTS. The Borrower shall deliver to the Administrative Agent on or before 1/31/01 the following documents, all of which shall be in form and substance satisfactory to the Banks and the Agents:

               (a) An amendment to the Guaranty, in form and substance satisfactory to the Lender, to include Schuler Homes of Arizona, LLC, SHLR of California, Inc., Schuler Mortgage, Inc., and SHA Construction LLC as guarantors of the Credit Facility.

               (b) Properly certified resolutions of the respective Boards of Directors or other governing body, as applicable, of the Borrower, the Guarantors, Schuler Homes of Arizona, LLC, SHLR of California, Inc., Schuler Mortgage, Inc., and SHA Construction LLC, duly authorizing the execution and delivery of this Amendment and the amendment to the Guaranty by such applicable party.

               (c) An opinion from counsel to the Borrower and the Guarantors stating that after the execution and delivery of this Amendment and the amendment to the Guaranty by the parties, the Loan Documents will continue to be enforceable in accordance with their terms and will continue to constitute the valid and legally binding obligations of the Borrower and the Guarantors, as applicable.

5. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects such provisions are to be and continue in full force and effect.

6. CONTINUANCE OF SECURITY. The performance of the obligations of the Borrower under the Loan Documents, as herein amended, shall be fully secured by and entitled to the benefits of the Guaranty and the other Loan Documents, and any modifications, extensions, renewals or replacements thereof.

7. NO OFFSETS. As of the date hereof, the Borrower has no claims, defenses or offsets against the Banks or the Agents, or against the Borrower's obligations under the "Loan Documents", as herein amended, whether in connection with the negotiations for or closing of the Credit Facility, of any prior amendments, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

8. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as affecting, impairing or waiving any rights of the Banks or the Agents under any of the Loan Documents, as herein amended.

9. ENTIRE AGREEMENT. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written letters, agreements or understandings relating to such amendment.

10. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

11. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed and enforced, in accordance with and governed by the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

12. SUBMISSION TO JURISDICTION. The Borrower and the Guarantors hereby irrevocably and unconditionally submit, but only for the purposes of any action or proceeding which the Banks and/or the Agents may bring to enforce any of the Loan Documents, as amended herein, to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Banks and the Agents from commencing any such action or proceeding in any other court having jurisdiction.

13. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

14. EXPENSES. The Borrower shall pay all reasonable expenses incurred by the Administrative Agent in negotiations for and documentation of this Amendment and the satisfaction of the conditions thereof, including, but not limited to, fees and expenses of legal counsel for the Administrative Agent, and any other costs incurred by the Administrative Agent in connection with any of the matters described in this Amendment.

15. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower shall not assign this Amendment or any of the rights, duties or obligations of the Borrower hereunder without the prior written consent of the Banks and the Agents.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

                            SCHULER HOMES, INC.


                            By   /s/  Douglas M. Tonokawa
                                 Name:  Douglas M. Tonokawa
                                 Title: Vice President of Finance
                                                                      "Borrower"



                            FIRST HAWAIIAN BANK, as Administrative
                            Agent and Syndication Agent

                            By   /s/  Koren K. Dreher
                                 Name:  Koren K. Dreher
                                 Title: Sr. Vice President



                            BANK OF AMERICA, N.A, as Documentation Agent

                            By   /s/  CK Goodfellow
                                 Name:  Cynthia K. Goodfellow
                                 Title: Vice President



                            FIRST HAWAIIAN BANK, as a Bank

                            By   /s/  Koren K. Dreher
                                 Name:  Koren K. Dreher
                                 Title: Sr. Vice President



                            BANK OF AMERICA N.A, as a Bank

                            By   /s/  CK Goodfellow
                                 Name:  Cynthia K. Goodfellow
                                 Title: Vice President



                            BANK ONE, ARIZONA, NA

                            By   /s/  R Williams
                                 Name:  Rhonda R. Williams
                                 Title: Vice President

                            FLEET NATIONAL BANK

                            By   /s/  Daniel L. Silbert
                                 Name:  Daniel L. Silbert
                                 Title: Vice President



                            BANK OF HAWAII

                            By   /s/  Gene H. Tsuji
                                 Name:  Gene H. Tsuji
                                 Title: Assistant Vice President



                            U.S. BANK NATIONAL ASSOCIATION


                            By   /s/  Ann B. Caldwell
                                 Name:  Ann B. Caldwell
                                 Title: Vice President

         AND SCHULER HOMES OF CALIFORNIA, INC., a California corporation, SCHULER HOMES OF OREGON, INC., an Oregon corporation, SCHULER HOMES OF WASHINGTON, INC., a Washington corporation, MELODY HOMES, INC., a Delaware corporation, SCHULER REALTY/MAUI, INC., a Hawaii corporation, SCHULER REALTY/OAHU, INC., a Hawaii corporation, LOKELANI CONSTRUCTION CORPORATION, a Delaware corporation, MELODY MORTGAGE CO., a Colorado corporation, SHLR OF WASHINGTON, INC., a Washington corporation, SHLR OF COLORADO, INC., a Colorado corporation, SHLR OF UTAH, INC., a Utah corporation, SSHI LLC, a Delaware limited liability company, SHLR OF NEVADA, INC., a Nevada corporation and SRHI LLC, a Delaware limited liability company (collectively referred to as the "Guarantors", and individually referred to as a "Guarantor"), the "Guarantors" under that certain Guaranty dated as of September 30, 1999, executed by the Guarantors in connection with the Credit Agreement (the "Guaranty"), do hereby (a) consent to the amendments to the Loan Documents, as described above; (b) agree that the amendments to the Loan Documents described above shall not in any way affect, impair, or diminish any of their obligations under the Guaranty, all of which are hereby reaffirmed; (c) agree that their obligations under the Guaranty shall be joint and several with the obligations of Schuler Homes of Arizona, LLC, SHLR of California, Inc., Schuler Mortgage, Inc., and SHA Construction LLC under the amendment to the Guaranty executed by said entities concurrently herewith; and (d) acknowledge that they have no claims, demands, defenses or offsets against the Banks or the Agents or against their obligations under the Guaranty, and if any such claims, demands, defenses or offsets do exist, they are hereby irrevocably waived and released.

                            SCHULER HOMES OF CALIFORNIA, INC.

                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance



                            SCHULER HOMES OF OREGON, INC.

                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance



                            SCHULER HOMES OF WASHINGTON, INC.

                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance



                            MELODY HOMES, INC.

                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance

                            SCHULER REALTY/MAUI, INC.

                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance



                            SCHULER REALTY/OAHU, INC.

                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance



                            LOKELANI CONSTRUCTION CORPORATION

                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance



                            MELODY MORTGAGE CO.


                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance



                            SHLR OF WASHINGTON, INC.

                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance



                            SHLR OF UTAH, INC.

                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance



                            SHLR OF COLORADO, INC.


                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance

                            SSHI LLC
                            By SHLR of Washington, Inc.
                               Its Member


                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance



                            SHLR OF NEVADA, INC.

                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance



                            SRHI LLC By SHLR of Nevada, Inc.
                               Its Managing Member

                            By /s/  Douglas M. Tonokawa
                               Name:  Douglas M. Tonokawa
                               Title: Vice President of Finance
                                                                    "Guarantors"


























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